January 2026 Redefining Neuroscience Drug Development Exhibit 99.1

Important Disclosures This presentation contains forward-looking statements about Neumora Therapeutics, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws, including statements related to: Neumora’s intention to redefine neuroscience drug development by bringing forward the next generation of novel therapies that offer improved treatment outcomes and quality of life for patients; the timing, progress and plans for its therapeutic development programs, including the timing of clinical trial initiation and data readouts and upcoming milestones and catalysts; expectations and projections regarding future operating results and financial performance, including the sufficiency of its cash resources, intellectual property protection, and expectation of the timing of its cash runway; and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Other than statements of historical facts, all statements contained in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause the actual results to be materially different from the information expressed or implied by these forward-looking statements, including, among others: the risks related to the inherent uncertainty of clinical drug development and unpredictability and lengthy process for obtaining regulatory approvals; risks related to the timely initiation and enrollment in our clinical trials; risks related to our reliance on third parties, including contract research organizations; risks related to serious or undesirable side effects of our therapeutic candidates; risks related to our ability to utilize and protect our intellectual property rights; and other matters that could affect sufficiency of capital resources to fund operations. For a detailed discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Neumora’s business in general, please refer to the risk factors identified in the Company’s filings with the Securities and Exchange Commission (SEC), including but not limited to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 which was filed with the SEC on November 6, 2025. Forward-looking statements speak only as of the date hereof, and, except as required by law, Neumora undertakes no obligation to update or revise these forward-looking statements. Our results for the quarter ended September 30, 2025 are also not necessarily indicative of our operating results for any future periods.

Our Mission We are focused on bringing forward the next generation of novel therapies with brain-penetrant chemistry that offer improved treatment outcomes and quality of life for patients

Led by experienced company builders and leading neuroscience drug developers Leadership Paul L. Berns Co-Founder, Chief Executive Officer & Chairman of Board of Directors Bill Aurora, Pharm.D. Chief Operating & Development Officer Joshua Pinto, Ph.D. President Board of Directors Carol Suh Chief Strategy Officer & Co-Founder Nick Brandon, Ph.D. Chief Scientific Officer Jason Duncan Chief Legal & Administrative Officer Lori Houle Chief Technical Operations & Quality Officer Michael Milligan Chief Financial Officer Amy Sullivan Chief Human Resources Officer Pablo Gersberg Chief Information Officer Paul L. Berns Co-Founder, Chief Executive Officer, Chairman Kristina Burow Managing Director, ARCH Venture Partners Matthew K. Fust Biotechnology Advisor Alaa Halawa Executive Director, Mubadala Capital Maykin Ho, Ph.D. Retired Partner, Goldman Sachs David Piacquad Biotechnology Advisor

Goal to address unmet needs across large markets 1Source: National Institutes of Health (NIH), “Our Biggest Health Challenges,” last reviewed January 21, 2025; CDC/NCHS, NHANES 2021–2023; The Lancet Diabetes & Endocrinology Commission, 2025; NIMH, 2025. *Includes: major depressive disorder, bipolar depression, schizophrenia, generalized anxiety disorder, post traumatic stress disorder, substance use disorder, Alzheimer's disease, Parkinson's disease, attention-deficit hyperactivity disorder Neumora Focus Area Other Population Health Issue Biggest Health Disorders Facing U.S.1 Patients Impacted (M) Diabetes, Obesity & Metabolic Disease Neuropsychiatry & Neurodegenerative Disease* Infectious Disease Heart Disease & Stroke Traumatic Brain Injury Cancer 0 20 40 60 80 100 120 140 Goal To Address Unmet Needs Metabolic Disease Expanded oral treatment options Improved tolerability profile Novel MoAs with potential for higher quality weight loss and maintenance Neurogenerative Disease Improved tolerability and safety, particularly in elderly and high-risk populations Novel MoAs with greater brain penetration/efficacy Easy-to-maintain treatments that reduce caregiver burden Neuropsychiatric Disease Effective treatments with favorable tolerability profiles Novel MOAs with the potential to treat multiple elements of disease (e.g., depressive symptoms, anhedonia)

Advancing three franchises each anchored by a potential best-in-class program

PROGRAM *Target/Mechanism*	**INDICATION** *U.S. Prevalence*
METABOLIC DISEASE	
NMRA-215 *NLRP3 Inhibitor*	**Obesity** *103M*
Undisclosed	**Obesity** *103M*
NEUROGENERATIVE DISEASE	
NMRA-511 *V1aR Antagonist*	**Agitation in Alzheimer's Disease** *7M*
NMRA-GCASE *GCase Activator*	**Parkinson's Disease** *1M*
NMRA-CK1δ *CK1δ Inhibitor*	**ALS/Parkinson's Disease** *25K/1M*
NEUROPSYCHIATRIC DISEASE	
Navacaprant *KOR Antagonist*	**Major Depressive Disorder** *21M*
NMRA-898 *M4 Modulator*	**Schizophrenia** *3M*
NMRA-861 *M4 Modulator*	**Schizophrenia** *3M*



Preclinical
Phase 1
Phase 2
Phase 3

ALS = Amyotrophic lateral sclerosis; CK1δ= Casein Kinase I Isoform delta; GCase = Glucocerebrosidase; IP = Intellectual Property; KOR = kappa opioid receptor; M4 = Muscarinic Acetylcholine Receptor M4; NLRP3 = Nucleotide-binding Domain, Leucine-rich–containing Family, Pyrin Domain–containing-3; V1aR = Vasopressin 1a Receptor; DIO = diet induced obesity mouse model.

6

Multiple catalysts expected in 2026 across three core franchises

ANTICIPATED KEY MILESTONES

Metabolic Disease	NMRA-215 biomarker data	3Q 2026
	NMRA-215 human weight loss data	Year end '26
Neurogenerative Disease	NMRA-511 MAD extension data	Year end '26
Neuropsychiatric Disease	KOASTAL-2 and -3 topline data (joint readout)	2Q 2026
	Provide M4 franchise update	Mid-2026

Well capitalized with a cash runway to support operations into 3Q 2027

7

NMRA-215: differentiated NLRP3 inhibitor for obesity and related metabolic diseases

NMRA-215 Target Profile

Rationale/Pharmacology
NLRP3-related inflammatory response via release of IL-1β, IL-18 and IL-6 cytokines is associated with obesity[1,2]

Indication
Obesity, Parkinson's Disease

Target Administration
Oral, once-daily

IP
Composition of matter patent extending to 2043+*

Epidemiology
~1.13 billion patients in the world with obesity by 2030[3]

Expected Milestones
- Progress NMRA-215 into the clinic in 1H 2026
- Report biomarker data (hsCRP, IC90) in 3Q 2026
- Report human proof-of-concept data around end of 2026

Multiple factors drive NLRP3-mediated inflammation resulting in disease

DRIVERS
- Diet (e.g., lipids)
- Environment
- Genetics
- Aging

NLRP3 Activation



ASC
NLRP3
Caspase-1
NLRP3 inflammasome complex
pro-caspase-1
pro-caspase-1
caspase-1
caspase-1
pro-IL-1β
IL-1β
IL-18
pro-IL-18

DISEASES
- Neurodegeneration (Parkinson's)
- Cardio-metabolic (obesity)
- Monogenic / autoimmune (CAPS)

*Excluding any patent term adjustment or extension

1. O'Brian et al. *J Neuroinflammation.* 2020;17(1):104. 2. Wani K et al. *Int J Environ Res Public Health.* 2021;18(2):511. 3. World Obesity Federation. World Obesity Atlas 2024. London: World Obesity Federation, 2024. https://data.worldobesity.org/publications/?cat=22
2. AdipoGen Life Sciences. https://adipogen.com/inflammasomes/rce

8

Obesity represents one of the greatest public health challenges

By 2030,

1.13 BILLION
people worldwide will be living with obesity[1]

Driving a significant market for obesity treatments

$130 - $170 BILLION
estimated obesity market size in 2030

And yet,

Significant opportunity remains

Approved incretin therapies offer weight loss, but come with challenges:

- Significant AEs, such as nausea, vomiting, constipation and diarrhea
- High discontinuation rates
- Weight regain following discontinuation
- Cold chain storage required

Emerging oral treatments produce less weight loss and are burdened by the same intolerable side effects

NLRP3 inhibition

May address unmet needs

NLRP3 inhibition may offer benefit across monotherapy, combination therapy and maintenance paradigms:

- Incretin-like weight loss
- Increased response rates
- Better tolerability
- Convenience with no cold chain storage
- Lower COGS with oral small molecule

[1]World Obesity Federation. World Obesity Atlas 2025. London: World Obesity Federation, 2025. https://data.worldobesity.org/publications/world-obesity-atlas-2025-v7.pdf

9

CNS penetrant NLRP3 inhibition provides broad benefit System Drug Impact Outcome Periphery Protect organ and vascular system from inflammation-related damage CNS Reduce neuroinflammation in the brain Reduced appetite and drive body weight loss Reduce the risk of comorbidities. Reduces heart disease: improved CV outcomes Improves type II diabetes: reduced insulin resistance in mice Potential treatment benefits driven by both CNS and peripheral inhibition of NLRP3

NMRA-215 has an optimized pharmacological profile including best-in-class CNS exposure

NMRA-215 is highly potent with low nM potency across a range of assays

NMRA-215 Assay Format	IC_{50}
THP-1 (IL-1β)	3 nM
Target engagement (Nanobret)	5 nM
iMicroglia (IL-1β)	8 nM
Human whole blood (IL-1β)	16 nM

NMRA-215 is highly selective for NLRP3

- NMRA-215 is highly selective for NLRP3 versus other inflammasomes (NLRP1, NLRC4, AIM2)
- >250-fold selective for NLRP3 versus a broad panel of targets (Eurofins SafetyScreen87)
- Clean profile in cardiac ion channel and kinase screening panels

NMRA-215 is extensively characterized and optimized for brain exposure



Rat K_{puu} 1-4
Higher Brain Exposure
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.27
0.4
0.47
0.9
VTX-3232
NT-0796*
VENT-02
NMRA-215

MDCK permeability:	Unknown	14.0
P-gp efflux ratio:	Unknown	1.1

*NT0796 = mouse K_{puu}
[1]Neumora data on file. [2]Thomton P, et al. *JPET*. 2024 Feb 15;388(3):813-826 . [3]Ventus Data Presented at 5th Annual Inflammasome Summit. November 28 – 30, 2023. Boston, MA. [4]Ventyx R&D Day Presentation. Published Jan 2023.

11

Doses selected for DIO studies to determine target coverage necessary for weight loss NMRA-215 dose selection Semaglutide dose selection Goal: Sustained IC90 target coverage for 24 hours Goal: Select two doses that allow for evaluation of different treatment paradigms Dose (BID) IC Target Dose 90 Mid-Dose 50 Low Dose 20 Ability to evaluate combination and dose sparing effects of NMRA-215 Therapeutic dose: 3 nmol/kg Sub-therapeutic dose (incretin-sparing): 1 nmol/kg Similar dosing paradigm used by other sponsors allows for comparison across studies NMRA-215 Low Dose NMRA-215 Mid Dose NMRA-215 Target Dose free brain IC90 IC50 IC20 [Total Plasma] (log scale) Target dose drives IC90 in CNS and periphery over 24 hours based on human whole blood assay

Monotherapy: Up to 19% weight loss with NMRA-215 with incretin-like induction NMRA-215 administered subcutaneously in Studies 1 and 3 and administered orally in Study 2. Semaglutide administered subcutaneously in all studies. In Study 2 beginning on Day 22, mice underwent daily endpoint collections, including behavioral testing, MRI, and fasting on day 24 to support blood collection Days 25-27. *Study designed to run up to 28 days. Following achievement of study objective confirming incretin-like induction at Day 13, study was stopped due to injection site irritation, which will not be present in the clinical setting, as NMRA-215 is being developed as an oral therapy. Day Body Weight Change (%) Pilot Study STUDY 1 -2% -10% -16% Day Body Weight Change (%) Induction Confirming Study* STUDY 3 -18% -2% -7% Day Body Weight Change (%) Full DIO Study STUDY 2 -4% -6% -7% -7% -15% -17% Vehicle NMRA-215 Low Dose NMRA-215 Mid Dose NMRA-215 Target Dose semaglutide 1 nmol/kg semaglutide 3 nmol/kg -19%

Combination therapy: Up to 26% weight loss with NMRA-215 + semaglutide Day Body Weight Change (%) Combined with 3 nmol/kg semaglutide NMRA-215 + Day Body Weight Change (%) Combined with 1 nmol/kg semaglutide NMRA-215 + -4% -17% -26% -21% -4% -6% -18% -12% Additive weight loss with therapeutically active incretin dose Vehicle Combination with NMRA-215 Mid Dose semaglutide Combination with NMRA-215 Target Dose Potential for incretin-sparing combination with better tolerability

Combination demonstrates additive effects of NMRA-215 Class-leading weight loss demonstrated with NMRA-215 NMRA-215 VTX3232 VENT-02 BGE-102 NT-0796 NLRP3i (end of study) 15%–19% 2% 11% 6% 17% semaglutide (end of study) 17%–19% 12% 21%^ 5% 21% NLRP3i (Day 7) 9% / 14% (Study 2) (Study 3) 3% 8% 6% 7% semaglutide (Day 7) 9% / 14% (Study 2) (Study 3) 9% 15%^ 11% 11% NLRP3i + semaglutide (Day 28) 26% 19% 29%^ 21% 24%# NMRA-215 monotherapy demonstrates best-in-class weight loss NMRA-215 monotherapy matches semaglutide induction Studies in humanized transgenic obese mice are not directly comparable to other DIO studies ^Ventus semaglutide dose = 10 nmol/kg. #Nodthera combination study semaglutide dose = 5 μg/kg. Other market participant data obtained through company, scientific and Wall Street research publications

NMRA-215 matches semaglutide weight loss with higher-quality outcomes Neumora data on file. *Unpaired t-test, semaglutide 3 nmol/kg compared with NMRA-215 Target Dose Day Cumulative food intake (g) Reduced food intake equivalent to semaglutide Fat Mass (% to baseline) Vehicle NMRA-215 Target Dose semaglutide 3 nmol/kg Matches semaglutide weight loss, while preserving lean mass Lean Mass (% to baseline) 62.65 g 54.26 g 51.26 g * p<0.05

NMRA-215 drove positive results across key biomarkers Equiv. = equivalent. Neumora Data on File. Improved liver health similar to semaglutide Improved cardiovascular/lipid profile relative to semaglutide Vehicle NMRA-215 Target Dose semaglutide 3 nmol/kg Cytokine data from 28-day study available in early 2026 Additional Data Improved insulin sensitivity LDL TC Liver Weight HDL Insulin Tolerance Test equiv. p<0.0001 equiv. equiv. equiv. equiv. p<0.0001

Data supports utility of NMRA-215 as monotherapy and combination therapy Upcoming 12-week DIO data to evaluate maintenance paradigm 1 2 3 NMRA-215 as weight loss monotherapy NMRA-215 as add-on to a GLP-1 NMRA-215 as weight maintenance treatment Up to 19% body weight loss with semaglutide-like induction Dose-dependent body weight loss confirmed Preserved lean mass and improved metabolic biomarkers Up to 26% body weight loss; additive to semaglutide alone Potential for incretin-sparing combination with better tolerability Report 12-week DIO mouse data in 1Q26 Initiate clinical program with NMRA-215 in monotherapy and combination settings in 1H 2026 and deliver proof of concept weight loss data around the end of 2026 Next Step

Alzheimer's disease agitation represents large market opportunity with significant unmet need

Alzheimer's disease agitation is a large and growing health burden

Millions currently living with AD; prevalence expected to increase as the population ages[1]

U.S. Adults with Alzheimer's Disease (M)[1]



14
13
12
11
10
9
8
7
13M
~7M
2024
2050

>70%

of people with AD experience agitation at some point in their disease[2]

Anxiety is a key underlying driver of aggression and irritability in dementia[3]



DEMENTIA CAN LOOK LIKE...
Forgetfulness
Irritability
Disinterest
Aggression
Confusion
What people see
What people don't see
Delirium
Depression
Anxiety
Low-self esteem
Stress
Grief
Paranoia
Overwhelm
Alzheimer's Society

[1]Alzheimer's Association. 2025 Alzheimer's Disease Facts and Figures. Alzheimer's Dementia 2025;21(5). [2]Van der Mussele S, et al. Aging Ment Health 2015;19(3):247-257. [3]Image from Alzheimer's Society

19

Significant opportunity for a product with a differentiated benefit/risk profile For illustrative purposes only. NMRA-511 has not been studied in head-to-head trials against Auvelity or Rexulti, and there are differences in compounds, trial designs and other factors which must be considered. 1Calculated from data: Addressing Dementia Via Agitation-Centered Evaluation (ADVANCE). https://clinicaltrials.gov/study/NCT03226522?intr=AXS-05&page=1&rank=9&tab=results. 2Lee D, Slomkowski M, Hefting N, et al. Brexpiprazole for the Treatment of Agitation in Alzheimer Dementia: A Randomized Clinical Trial. JAMA Neurol. 2023;80(12):1307–1316. doi:10.1001/jamaneurol.2023.3810 0.25 Safety Effect size (Cohen’s d)1,2,3 Boxed Warning Moderate side-effects Mild side-effects Simplified market segmentation and opportunities Increased morbidity and mortality Earlier placement in long-term care facilities Reduced quality of life for patients and caregivers Inability to maintain independence There is an unmet medical need for therapies that reduce agitation with improved tolerability and safety profiles3,4 AD agitation associated with: Standard-of-care treatment options are insufficient: The only currently approved therapy carries a boxed warning for mortality in elderly people with dementia-related psychosis. 0.35 0.45 Efficacy Unmet need for new treatments

NMRA-511 demonstrates positive signal in Phase 1b; potential to treat unmet need

Simplified market segmentation and opportunities



Safety
Mild side-effects
Moderate side-effects
Boxed Warning
Total population
Elevated anxiety sub-population
Auvelity
REXULTI
brexpiprazole
0.25
0.35
0.45
Efficacy
Effect size (Cohen's d)[1,2,3]

NMRA-511 Phase 1b key takeaways

- Well tolerated, with potential for higher dosing
- CMAI effect size similar to Auvelity in total population
- Unsurpassed CMAI effect size in patients with elevated anxiety

For illustrative purposes only. NMRA-511 has not been studied in head-to-head trials against Auvelity or Rexulti, and there are differences in compounds, trial designs and other factors which must be considered. [1]Calculated from data: Addressing Dementia Via Agitation-Centered Evaluation (ADVANCE). https://clinicaltrials.gov/study/NCT03226522?intr=AXS-05&page=1&rank=9&tab=results. [2]Lee D, Slomkowski M, Hefting N, et al. Brexpiprazole for the Treatment of Agitation in Alzheimer Dementia: A Randomized Clinical Trial. JAMA Neurol. 2023;80(12):1307–1316. doi:10.1001/jamaneurol.2023.3810. [3]NMRA data on file. CMAI = Cohen-Mansfield Agitation Inventory.

21

Vasopressin/V1a receptor (V1aR) mediates anxiety-related behaviors

Robust preclinical data supports V1aR inhibition for treating anxiety in rodents

- V1a knock-out[1] or reduction by siRNA[2] drives reduced anxiety behaviors
- V1aR antagonists reduce anxiety and aggressive behaviors across models[3]
- Lines bred for aggression or anxiety show dysregulated AVP release and HPA axis functioning[4, 5, 6, 7]

V1a receptor antagonist (JNJ-17308616) reduces anxiety behavior in rat



a
% OPEN ARM DISTANCE
75
50
25
0
**
*
V
3
10
30
100
CDP
DOSE (mg/kg)
b
% OPEN ARM DURATION
75
50
25
0
*
*
V
3
10
30
100
CDP
DOSE (mg/kg)

[1]Bielsky et al., 2004, NPP; [2]Barrett et al., 2013, *Horm. Behav.*; [3] Bleickardt et a., 2009, Psychopharmacology; [4]Veenema and Neumann, 2007, Brain behavior, evolution; [5]Zelena et al., 2009 J. Endo; [6]Mlynarik et al., 2007; [7]Fodor et al., 2014, Psychoneuroendocrin.

V1a antagonists and vasopressin modulate anxiety and stress related behaviors in humans

- Vasopressin administration exacerbates stress/anxiety behaviors in HVs[1, 2, 3]
- V1a receptor antagonist reduced experimentally-induced anxiety in humans and attenuated aggression in Huntington's disease

AVP increases cortisol response to social stressors (TSST)[1]



Full TSST
Salivary Cortisol (nmol/L)
18
16
14
12
10
8
6
4
-10
-1
1
10
20
30
45
60
TIME (minute)
Placebo
AVP



ORIGINAL INVESTIGATION
The novel vasopressin receptor (V1aR) antagonist SRX246 reduces anxiety in an experimental model in humans: a randomized proof-of-concept study



MDPI
Article
The Vasopressin 1a Receptor Antagonist SRX246 Reduces Aggressive Behavior in Huntington's Disease

[1]Shalev et al., 2011, Hormones and Behavior; [2]Thompson et al., 2006, PNAS; [3]Kawada et al., 2019, Sci. Reports;

22

NMRA-511 reduced anxiety-related behaviors in a preclinical human threat test

Human threat test induces anxiety in marmosets[1]


A
High
Middle
Low
Floor
Back
Middle
Front

- Based on marmoset's behavioral response to situations of stress/uncertainty
- Set of characteristic postures are elicited
- Clinically effective anxiolytic drugs reduce the number of postures
- Locomotor activity is measured to control for sedative/stimulant effects of drugs

NMRA-511 reduces behavioral response to threat


Postures (#)
20
15
10
5
0
**
** **
V
CDP
'511 0.1
'511 1.0
'511 10
'511 30
(mg/kg, po)

NMRA-511 does not reduce locomotor activity


Jumps (#)
40
30
20
10
0
V
CDP
'511 0.1
'511 1.0
'511 10
'511 30
(mg/kg, po)

Orally administered NMRA-511 (10 and 30 mg/kg) and chlordiazepoxide (CDP, 2 mg/kg, SC) significantly reduced anxiety-related behaviors in marmosets (n=8) as measured by a decrease in the number of threat-elicited postures observed in the HTT without affecting locomotor activity or causing sedation. Testing occurred 90 mins after treatment to coincide with NMRA-511 maximal concentrations. *p<0.05 versus vehicle. Data plotted are mean± SE.

[1]Stawicka et al. PNAS 2020 Sep 21;117(40): 25116-25127 [2]Wallace et al., 2022. American College of Neuropsychopharmacology Annual Meeting Poster.

23

Study to evaluate the effects of NMRA-511 among healthy elderly and adults with agitation associated with dementia due to Alzheimer's disease

Part A: 2-Week Evaluation Period Enrolling Healthy Elderly Participants



R
1:1
NMRA-511 20 mg BID (n=6)
Placebo BID (n=2)
Randomized, double-blind treatment
Baseline
WK
2

Part B: 8-Week Evaluation Period Enrolling People with Alzheimer's Disease Agitation (ADA)



R
1:1
NMRA-511 20 mg BID (n=40)
Placebo BID (n=40)
Randomized, double-blind treatment
Baseline
WK
1
WK
2
WK
4
WK
7
WK
8

NMRA-511 Phase 1b Study	
Part A Inclusion Criteria:	• Healthy elderly adult participants aged 65-80 years
Part B Inclusion Criteria:	• Adults aged 55-90 years with mild-severe dementia (MMSE score of 5-24) and clinically significant agitation (CMAI total score 45-100)
Part B Primary Endpoint:	• Δ from baseline to Week 8 in CMAI total score
Part B Other Endpoints Include*:	Δ from baseline to Week 8 in: • CGI-S • NPI total score
Prespecified Sub-Populations:	• Elevated anxiety (RAID)
Statistics:	• **Study not powered to demonstrate statistical significance** • Designed as a signal-seeking study; effect size will inform the potential future development of NMRA-511 in ADA

*Safety Assessments include adverse events, clinical laboratory, vital signs, physical examination, 12-lead electocardiogram (ECG), Columbia-Suicide Severity Rating Scale (C-SSRS). Δ = Change; BID = twice daily; CMAI = Cohen-Mansfield Agitation Inventory; MMSE =Mini-Mental State Examinations; CGI = Clinical Global Impression of Change for Agitation; NPI = Neuropsychiatric Inventory.

24

Demographics and baseline characteristics 170% medication compliance required per protocol 22 placebo patients excluded based on rater change driving outlier data (>3 standard deviations from the mean) 3Defined as Rating Anxiety In Dementia (RAID) score ≥12 NMRA-511 n=40 Placebo n=40 Mean age 71.8 72.7 Sex, n (%) Male Female 18 (45.0%) 22 (55.0%) 15 (37.5%) 25 (62.5%) Race, n (%) White Black Asian Other 27 (67.5%) 10 (25.0%) 2 (5.0%) 1 (2.5%) 30 (75.0%) 9 (22.5%) 0 1 (2.5%) CMAI Total Score Mean (SD) 68.2 (14.7) 68 (14.3) CGI-S (Agitation) Mean (SD) 4.3 (0.7) 4.2 (0.6) NPI-AA Mean (SD) 5.1 (2.5) 5.9 (2.6) MMSE Mean (SD) 19.0 (3.2) 19.5 (2.8) Baseline anxiety as measured by RAID score (SD) 11.8 (6.4) 14.3 (8.6) Protocol-Defined Medication Non-Adherence1 7 (17.5%) 0 Modified Analysis Set (n)2 33 38 Pre-Specified Elevated Anxiety Population (n)3 16 21

NMRA-511 demonstrated clinically meaningful reduction in CMAI total score and CMAI aggression sub-score NMRA-511 demonstrated a 15.7-point reduction in CMAI total score at Week 8 CMAI aggression sub-score results suggest improvement on clinically relevant symptoms of AD agitation CMAI Total Score Change from Baseline (Modified Analysis Set) Mean Change in CMAI Sub-Scores at Week 8 (Modified Analysis Set) Week 6 Week 8 LSMD (SE) -2.6 (2.7) -2.1 (2.5) Effect size range (Cohen’s d) 0.23 0.20 NMRA-511 Placebo Aggressive behaviors Physically non-aggressive behaviors Verbally agitated behaviors -5.3 -4.0 NMRA-511 n=33, placebo n=38 Nominal p-values: **p<0.05, *p<0.1 -4.6 -4.3 * -3.2 -3.5 Auvelity CMAI CFB

NMRA-511 demonstrated unsurpassed clinical effect size on CMAI total score in patients with elevated anxiety CMAI Total Score Change from Baseline (pre-specified elevated anxiety sub-population) Mean Change in CMAI Sub-Scores at Week 8 (pre-specified elevated anxiety sub-population) NMRA-511 Placebo Aggressive behaviors Physically non-aggressive behaviors Verbally agitated behaviors -6.0 -3.1 NMRA-511 n=16, placebo n=21 Nominal p-values: **p<0.05, *p<0.1 Cohen’s d effect size range for patients with RAID ≥11 (n=40): 0.45 – 0.54 Week 6 Week 8 LSMD (SE) -7.6 (4.1) -5.6 (3.8) Effect size range (Cohen’s d) 0.64 0.51 -5.7 -4.6 ** -5.5 -5.0 Rexulti CMAI CFB ** * ** *

Favorable tolerability and safety profile demonstrated TEAEs were typically mild to moderate in severity Low treatment discontinuations due to TEAEs (2.5%) Opportunity to evaluate higher doses of NMRA-511 based on tolerability TEAEs Incidence (≥5% in either treatment group) Placebo n=40 NMRA-511 n=40 Preferred Terms n (%) n (%) Nasopharyngitis 3 (7.5%) 4 (10.0%) Urinary tract infection 1 (2.5%) 4 (10.0%) Anemia 1 (2.5%) 2 (5.0%) Arthralgia 0 2 (5.0%) Diarrhea 4 (10.0%) 2 (5.0%) Dizziness 2 (5.0%) 2 (5.0%) Headache 5 (12.5%) 2 (5.0%) Hyponatremia 0 2 (5.0%)* Myalgia 1 (2.5%) 2 (5.0%) Nausea 1 (2.5%) 2 (5.0%) Vomiting 1 (2.5%) 2 (5.0%) Abdominal pain 2 (5.0%) 1 (2.5%) NMRA-511 was safe and generally well tolerated *1 serious adverse event of hyponatremia that led to treatment discontinuation; resolved quickly following discontinuation

Pre-clinical neurodegeneration programs each have a strong biological rationale

NMRA-CK1δ

Focused on inhibiting the protein casein kinase-1δ (CK1δ) to reduce levels of the pathological form of TDP-43 and slow disease progression in ALS

Potential Indications

ALS, Parkinson's disease


ALS PATHOLOGY
Motor neuron
TDP-43 aggregation can promote neurodegeneration
NMRA-CK1δ
Inhibits CK1δ to reduce levels of pathological TDP-43
Toxic TDP-43 aggregates
Cytoplasm
Nucleus
CK1δ
ATP
Phosphorylation
TDP-43
Endogenous pathways
Enhanced in disease
Drug impact

CK1δ phosphorylates TDP-43, a key driver of TDP-43-driven pathology in ALS

NMRA-GCASE

Focused on elevating activity of the GCase enzyme, which is encoded by the GBA1 gene, and may help to degrade toxic a-synuclein aggregates

Potential Indications

Parkinson's disease

GCase deficiencies lead to lysosomal dysfunction and the accumulation of alpha-synuclein, a hallmark of Parkinson's


PD PATHOLOGY
Dopaminergic neuron
Cytoplasm
NMRA-GCase
Elevates GCase activity
Dysfunctional lysosome
GCase
Increased lysosome function
Toxic α-synuclein aggregates
α-synuclein degradation
In PD, mutant Gcase results in accumulation of α-synuclein
Lewy bodies
Endogenous pathways
Obstructed in disease
Enhanced in disease
Drug impact

PAM = positive allosteric modulator; SCZ = schizophrenia; ALS = Amyotrophic lateral sclerosis; CK1 δ = Casein Kinase

29

MDD represents a major population health challenge

MDD is the leading cause of disability worldwide[1]

280M
people worldwide have MDD[1]

21M
adults in the U.S. have MDD[2]; the median onset is ~32.5 years of age

30 years
since a novel mechanism of action was approved for MDD

Many people have inadequate response to medication and experience tolerability issues

85%
of patients either don't receive pharmacological treatment or fail to achieve remission with first-line treatment[3–7]

70%
of people with MDD experience anhedonia[8]

60–85%
of patients treated with monotherapy[9]

1. World Health Organization. Depressive disorder (depression). Published March 31, 2023. Accessed June 5, 2024. https://www.who.int/news-room/fact-sheets/detail/depression. 2. National Institute of Mental Health. Major depression. Published January 2022. Accessed May 9, 2022. https://www.nimh.nih.gov/health/statistics/major-depression. 3. Gaynes BN, et al. Cleve Clin J Med. 2008;75:57-66. 4. Corey-Lisle PK, et al. Arch Intern Med. 2004;164:1197-1204 5. Cartwright C, et al. Patient Prefer Adherence. 2016;10:1401-1407. 6. Ramanuj P, et al. BMJ. 2019;365:l835. 7. Morel C, et al. J Psychopharmacol. 2009;23:967-974. 8. Khazanov GK, et al. Behav Res Ther. 2020;125:103507. 9. Kern et al. Treatment patterns and sequences of pharmacotherapy for patients diagnosed with depression in the United States: 2014 through 2019. BMC Psychiatry. (2020) 20:4.
ADT = antidepressant therapy; AE = adverse events

30

The role of kappa opioid receptor antagonism in MDD The kappa opioid receptor (KOR) / dynorphin system is a well-characterized pathway, and results from preclinical studies support its potential to modulate depression, anhedonia, and anxiety KOR system overactivation in response to stress and mediation of depressive-like symptoms including anhedonia KOR antagonism may allow DA and 5HT release to return to adaptive levels during reward processing navacaprant

Near-term clinical development plan focused on MDD with opportunity for further expansion MDD = Major Depressive Disorder; RCT = Randomized Controlled Trial; ADHD = Attention-Deficit Hyperactivity Disorder KOASTAL-2 Conducted in U.S., Canada and Latin America KOASTAL-3 Conducted in U.S. and Europe KOASTAL-LT Open-label extension trial evaluating long-term safety of navacaprant in patients with MDD Additional indication opportunities include bipolar depression, substance use disorder, ADHD, Generalize Anxiety Disorder and Post-Traumatic Stress Disorder PHASE 3 DEVELOPMENT PROGRAM IN MDD KOASTAL-1 Conducted in U.S. Topline data announced 01/25 Placebo-controlled, double-blind RCTs evaluating efficacy and safety of navacaprant in MDD

KOASTAL pivotal study design

KOASTAL Pivotal Efficacy Studies


R
1:1
Navacaprant 80 mg QD
Placebo QD
Randomized, double-blind treatment
Opportunity to enroll in KOASTAL-LT
Baseline
WK 1
WK 2
WK 4
WK 6
Key Efficacy Assessments

KOASTAL-1, KOASTAL-2, KOASTAL-3 Summary			
Inclusion Criteria:	• Adults ages 18 – 65 diagnosed with MDD • MADRS ≥ 25 at baseline	Other Secondary Endpoints Include:	Δ from baseline to each timepoint in: • CGI-S and CGI-I • PHQ-9 • HAM-A • SDS
Primary Endpoint:	• Δ from baseline to Week 6 in MADRS total score		
Key Secondary Endpoint:	• Δ from baseline to Week 6 in SHAPS total score	Key Exploratory Endpoints*:	Δ from baseline to each timepoint in: • EQ-5D 5L • WPAI-GH

*Safety Assessments include Change in Sexual Functioning Questionnaire (CSFQ-14)
Δ = Change; CGI-I = Clinical Global Impression-Improvement scale; CGI-S = Clinical Global Impression-Severity scale; EQ-5D 5L = EuroQol-5D 5L; HAM-A = Hamilton Anxiety Rating Scale; MADRS = Montgomery-Åsberg Depression Rating Scale; MDD = Major Depressive Disorder; PHQ-9 = Patient Health Questionnaire-9; QD = once daily; SDS = Sheehan Disability Scale; SHAPS = Snaith-Hamilton Pleasure Scale; wk = week; WPAI-GH = Work Productivity and Activity Impairment Questionnaire – General Health.

33

Optimizing KOASTAL-2 and -3 Phase 3 trials Joint topline data readout expected in the second quarter of 2026 Site Selection Adjusted clinical sites included in studies, with goal of including sites with demonstrated expertise in conducting MDD studies Medical Monitoring Using clinician-rated Massachusetts General Hospital Clinical Trials Network and Institute SAFER approach to verify the diagnosis and appropriateness of patient population Screening Tools Verified Clinical Trial (VCT) screening database complements the Clinical Trial Subject (CTS) database to screen for people who participate in multiple clinical trials Target Enrollment Option included in KOASTAL-2 and -3 protocols to overenroll the studies up to 25% MDD = major depressive disorder

M4 PAM franchise: differentiated M4R PAMs for schizophrenia 1Wander, C. Am J Manag Care. 2020;26:S62-S68. *Excluding any patent term adjustment or extension PAM = positive allosteric modulator Pharmacology Neumora has multiple series of chemically distinct, highly selective M4 muscarinic receptor PAMs, including NMRA-861 and NMRA-898, designed for antipsychotic-like efficacy with the potential for improved tolerability profile Indication Schizophrenia Target Administration Oral, once-daily IP Composition of matter patent extending to 2044+* Epidemiology Estimated 3 million patients in the U.S. with schizophrenia1 Expected Milestones Provide M4 franchise update by mid-2026 M4 Franchise Target Profile

An optimized muscarinic drug profile would include selectivity and potency in the CNS

Preclinical data and clinical data in acute schizophrenia supports M4 as a driver of antipsychotic activity

Activity of xanomeline (active component of Cobenfy™) is dependent on M4R in mice



Total distance moved (cm)
25000
20000
15000
10000
5000
0
WT
KO
*
*
**
###
veh/veh
xan 1 mg/kg/veh
xan 2 mg/kg/veh
veh/amph
xan 1 mg/kg/amph
xan 2 mg/kg/amph



Placebo group
Emraclidine 30 mg once daily group
Emraclidine 20 mg twice daily group
Time since first dose of study treatment (weeks)



Placebo
20 mg NBI-1117568

Non-selective muscarinic agents are associated with a range of peripheral AEs

M4



Cardiovascular

Transient increased BP & heart rate

M1, M2, M3



GI Tract

Increased gastric secretion & gastric motility

M1, M2, M3



Cardiovascular

Direct effect on cardiac function – increased BP & heart rate

M1, M3



Glands

Increased salivation
Increased lacrimation
Increased sweating

PAMs offer the benefits of greater selectivity

- Targeting the allosteric site specifically allows for greater selectivity for M4 over other muscarinic sub-types than if targeting the orthosteric site due to binding site conservation
- To date the pharmacology of agonists targeting the orthosteric site are often thought to display 'partial' agonism which could contribute to variable clinical responses
- PAMs allow for more precise potentiation of M4, maintaining the spatial and temporal signaling dynamics of ACh

1. Digby GJ, et al. *J Neurosci.* 2012;32(25):8532-44. 2. Dencker D, et al. *J Neurosci.* 2011 April 20;31(16):5905-8. 3. Krystal JH, et al. *Lancet.* 2022 Dec 17;400(10369):2210-20. 4. Neurocrine Biosciences. Q1 Earnings Presentation. April 14, 2025. www.neurocrine.com/documents/86/NBIX_Q1_2025_Earnings_Presentation_Final_05.05.25.pdf. 5. Moran SP, et al. *Trends Pharmacol Sci.* 2019 Dec;40(12):1006-20. 6. Tobin AB. *Nat Rev Drug Discov.* 2024 Oct;23(10):743-58. 7. Paul SM, et al. *Biol Psychiatry.* 2024 Oct 15;96(8):627-37.

36

Emraclidine receptor occupancy disconnected from plasma exposures

Receptor Occupancy for Emraclidine in Humans Suggests the Compound has Limited Brain Exposure

- In a human PET study, peripheral concentration of emraclidine shows dose linear response
- However, CNS receptor occupancy unchanged when dose doubled from 15 to 30 mg
- Data suggests emraclidine may have limitations in engaging the M4 receptor in the brain

Low CNS exposure could limit efficacy



E_{max} = 80.1%
EC_{50} = 321 ng/mL
Receptor occupancy, %
Emraclidine average plasma concentration, ng/mL
0
100
200
300
400
500
600
700
800
900
1000
0
10
20
30
40
50
60
70
80
90
100
5 mg
15 mg
30 mg

CNS = central nervous system; PET = positron emission tomography

Duvvuri S, et al. *Evaluation of M4 Muscarinic Receptor Occupancy by Emraclidine Using [11C]MK-6884 PET in Healthy Volunteers.* Poster M206. Presented at the 62nd Annual Meeting of the American College of Neuropsychopharmacology, Tampa, FL: December 3 – 6, 2023.

37

NMRA-861 has potential best-in-class potency and optimized brain penetration

		NMRA-861[1]	NMRA-898[1]	Emraclidine
NMRA-861 and –898 potentially more potent than emraclidine across multiple assays	**M4 EC_{50}** *(human; cAMP)*[1]	6 nM	13 nM	26 nM
	M4 EC_{50} *(human; Ca^{2+})*[1]	2 nM	8 nM	180 nM
NMRA-861 and –898 are selective for M4 over other muscarinic receptor subtypes	**Selectivity at other muscarinic receptor subtypes** *(EC_{50})*[1]	M1, M3, M5 > 10 μM, M2 0.7 μM	M1, M2, M3, M5 > 10 μM	M1, M3, M5 > 10 μM, M2 5.7 μM
Neumora M4 PAMs are optimized for high CNS exposure	**Brain exposure** *MDCK permeability (target >10)* *P-gp efflux ratio (target <2)*[1,2]	High 45.5 1.26	High 36.7 0.93	Moderate 9.5 3, 6.02[1,2]
Neumora M4 PAMs are optimized for once daily dosing	**Human half-life**[3]	Pending Phase 1 Study	Pending Phase 1 Study	9 – 12 hr
Convulsions have not been observed with NMRA-861 or –898	**Preclinical convulsions**	Not observed in rat, dog or rabbit	Not observed in rat, dog or rabbit	Unknown

NMRA-861 has potential best-in-class pharmacology and clinical differentiation

Note: Data on this slide is presented for illustrative purposes only. These molecules have not been studied in head-to-head clinical trials.

cAMP = cyclic adenosine monophosphate; CNS = central nervous system; PAM = positive allosteric modulator

1. Data generated by The Warren Center for Neuroscience Drug Discovery at Vanderbilt University on behalf of Neumora across NMRA-861, NMRA-898 and emraclidine. 2. Butler CR, et al. *J Med Chem.* 2024 Jul 11;67(13):10831-47. 3. Krystal JH, et al. *Lancet.* 2022 Dec 17;400(10369):2210-20.

38

SAD/MAD studies evaluating NMRA-861 and NMRA-898 in healthy adults and people with stable schizophrenia

Study Objectives

- Confirm once-daily dosing – based on PK profile in humans
- Evaluate tolerable doses in people with stable schizophrenia
- Establish CNS penetration – based on CSF exposure

SAD – Part 1 CSP

	Dose Cohorts	Participants	Randomization
Part 1A	Dose 1, Dose 2, Dose 3, etc.	Healthy adults	6:2 active:placebo
Part 1B (Fed-Fasted cohort)	Dose to be determined	Healthy adults	12 active

MAD – Part 2 CSP

	Dose	Participants	Randomization
Cohort 1	Dose to be determined	Healthy adults	6:2 active:placebo
Cohort 2	Dose to be determined	Healthy adults	
Cohort 3	Dose to be determined	Healthy adults OR with stable schizophrenia	
Cohort 4	Dose to be determined	Healthy adults OR with stable schizophrenia	
Cohort 5	Dose to be determined	Adults with stable schizophrenia	

Legend: Healthy adults; Adults with stable schizophrenia

39